INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
Significant components of deferred tax assets and liabilities are as follows (in thousands):

	2014	2013
Deferred tax assets:
Net operating loss carryover	$9,466	$7,590
Stock-based compensation	3,372	2,888
Tax credits	443	398
Total deferred tax assets	13,281	10,876
Less: valuation allowance	(13,281)	(10,876)
Net deferred tax assets	$–	$–

Schedule of Effective Income Tax Rate Reconciliation [Table Text Block]
The actual tax benefit differs from the expected tax benefit for the years ended December 31, 2014 and 2013 (computed by applying the U.S. Federal Corporate tax rate of 34% to income before taxes) are as follows:

	2014	2013
Statutory federal income tax rate	-34.0%	-34.0%
Permanent differences	0.0%	-7.0%
Adjustment for R&D Credit	0.2%	0.2%
Valuation allowance	33.8%	40.8%
Effective income tax rate	–%	–%